Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events	Subsequent EventsIn March 2019, a cedant (“the Cedant”) brought a motion for a declaratory judgment against the Company seeking a declaration that the Cedant had properly exercised its right, pursuant to an agreement between the parties, to recapture certain portfolios of life reinsurance contracts that the Cedant had retroceded to the Company. In February 2021, the Company reached a settlement with the Cedant. The Company determined that no accrual for a contingent liability was required at December 31, 2020. In February 2021, winter storm Uri brought freezing temperatures, snow and widespread power outages across Texas, U.S., causing severe damage. The Company has exposure to this event and is currently assessing its potential claims, but information as of February 25, 2021 is not sufficient to arrive at a reasonable estimate.